FIRST AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of July 8, 2010, by and among Exopack Holding Corp., a Delaware corporation (“Holdings”), Exopack, LLC, a Delaware limited liability company (“Exopack Op Co”), Cello-Foil Products, Inc., a Michigan corporation (“Cello-Foil” and together with Exopack Op Co and any other Credit Party (as defined in the Credit Agreement) that is approved by the US Lenders (as defined in the Credit Agreement) to be a US Borrower hereunder, each, individually, a “US Borrower” and, collectively and jointly and severally, the “US Borrowers”), and Exopack-Newmarket, Ltd., an Ontario corporation (“Exopack Canada”), Exopack Performance Films Inc., an Ontario corporation (“Performance Films”, and together with Exopack Canada and any other Credit Party (as defined in the Credit Agreement) that is approved by the Canadian Lenders (as defined in the Credit Agreement) to be a Canadian Borrower hereunder, each, individually, a “Canadian Borrower” and, collectively and jointly and severally, the “Canadian Borrowers”, and together with the US Borrowers, each individually a “Borrower” and collectively (but not jointly and severally) the “Borrowers”), the other persons signatory hereto as Credit Parties, the Lenders signatory hereto, General Electric Capital Corporation, a Delaware corporation, in its capacity as US Agent for the US Lenders (“US Agent”), and GE Canada Finance Holding Company, a Nova Scotia unlimited company, in its capacity as Canadian Agent for the Canadian Lenders (“Canadian Agent”, and together with the US Agent, each individually, an “Agent” and collectively, the “Agents”).

RECITALS

A.        Borrowers, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time and Agents are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 2, 2010 (the “Credit Agreement”).

B.        Borrowers have requested that Requisite Lenders amend the Credit Agreement in certain respects and Requisite Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.        AMENDMENTS

1.                  Amendment to Section 5.4(g).  Section 5.4(g) of the Credit Agreement is amended by replacing such Section in its entirety with the following:

(g)        Guaranties by Exopack Holdings, any Borrower or any of its Subsidiaries of the Senior Notes and the Bemis Debt, so long as each such entity guarantees the Obligations hereunder;

2.                  Amendment to Section 5.9.  Section 5.9 of the Credit Agreement is amended by replacing the introductory sentence of such Section 5.9 in its entirety with the following:

Exopack Holdings shall not engage in any business activity other than its ownership of the Stock of its Subsidiaries and its performance of the Related Transaction Documents and the Bemis Debt Agreement.  The Credit Parties shall not and shall not cause or permit their Subsidiaries to directly or indirectly engage in any business other than businesses of the type described on Schedule 5.9.

B.        CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrowers shall have no rights under this Amendment, until Agents shall have received the following:

(a)        duly executed signature pages to this Amendment from the Requisite Lenders, Borrowers, Agents and each Credit Party; and

(b)        payment of all fees and expenses of Agents and the Lenders owing as of the date hereof, including all reasonable fees and expenses of counsel to Agents and the Lenders.

C.        REPRESENTATIONS

Each Credit Party hereby represents and warrants to Lenders and Agents that:

1.         The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party’s power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) are not in contravention of any provision of such Credit Party’s certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries other than those in favor of Agents, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person;

2.         This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

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3.         Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

D.        OTHER AGREEMENTS

1.                  Continuing Effectiveness of Loan Documents.  As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties party thereto.  To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2.                  Reaffirmation of Guaranty.  Each Guarantor consents to the execution and delivery by Borrowers of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder.  Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrowers to the Lenders or any other obligation of Borrowers, or any actions now or hereafter taken by the Lenders with respect to any obligation of Borrowers, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

3.                  Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agents and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

4.                  Effect of Agreement.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and Agents.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5.                  Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

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6.                  No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

7.                  Costs and Expenses.  Borrowers, jointly and severally, agree to pay on demand all costs and expenses of Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agent with respect thereto.

8.                  Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission, Electronic Transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart hereof.

9.                  Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10.              Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

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            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

EXOPACK, LLC

By: /s/ Jon Heard______________________
Name: Jon Heard

Title: CFO

CELLO-FOIL PRODUCTS, INC.

By: /s/ Jon Heard______________________
Name: Jon Heard

Title: CFO

EXOPACK-NEWMARKET, LTD.

By: /s/ Jack Knott_____________________
Name: Jack Knott

Title: Chairman and CEO

exopack PERFORMANCE FILMS INC.

By: /s/ Jack Knott_____________________
Name: Jack Knott

Title: Chairman and CEO

CREDIT PARTIES:

EXOPACK HOLDING CORP.

By: /s/ Jon Heard______________________
Name: Jon Heard

Title: CFO

                                                                        EXOPACK KEY HOLDINGS, LLC

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

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                                                                        TPG GROUP HOLDING CORP.

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

                                                                        TPG ENTERPRISES, INC.

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

                                                                        CELLO-FOIL HOLDING CORP.

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

TPG (US), INC.

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

                                                                        EXOPACK-THOMASVILLE, LLC

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

                                                                        EXOPACK-HEBRON, L.L.C.

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

                                                                        EXOPACK-ONTARIO, INC.

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                       Title:   CFO

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                                                                        EXOPACK-TECHNOLOGY, LLC

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

THE PACKAGING GROUP (CANADA) CORPORATION

By: /s/ Jack Knott_____________________
Name: Jack Knott

Title: Chairman and CEO

                                                                        Exopack Advanced Coatings, LLC

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

                                                                        Title:  CFO

Intelicoat Technologies Image Products Matthews LLC

                                                                        By:  /s/ Jon Heard_____________________

                                                                        Name:  Jon Head

Title:  CFO

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GENERAL ELECTRIC CAPITAL

CORPORATION, as US Agent, US L/C Issuer, a

US Tranche A Lender and a US Tranche A1 Lender

By: /s/ Jack E. Morrone______________________

Name:  Jack E. Morrone

Title:    Its Duly Authorized Signatory

GE CANADA FINANCE HOLDING

COMPANY, a Nova Scotia unlimited liability

company, as Canadian Agent, Canadian L/C Issuer,

a Canadian Tranche A Lender and a Canadian

Tranche A1 Lender

By:  /s/ Italo Fortino________________________

Name:  Italo Fortino

Title:    Its Duly Authorized Signatory

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